UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): February 16, 2021
Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis,	Missouri	63136
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson Three-Month Orders, Including Foreign Currency Translation
(Percentage change versus prior year; trailing three-month averages, excluding acquisitions and divestitures, including currency translation)

	Nov '20	Dec '20	Jan '21
Automation Solutions	(15) to (10)	(15) to (10)	(10)
Commercial & Residential Solutions	15 to 20	15 to 20	15 to 20
Total Emerson	(5) to 0	(5) to 0	(5) to 0

Orders Comments

Total Emerson trailing three-month orders were down 1 percent with underlying orders down 3 percent, excluding 2 percent of favorable currency impact.

Emerson Automation Solutions orders were down 10 percent and were down 12 percent on an underlying basis, excluding 2 percent of favorable currency impact.

Emerson Commercial & Residential Solutions orders were up 18 percent and were up 16 percent on an underlying basis, excluding 2 percent of favorable currency impact.

Upcoming Investor Events

Today at 8:30 a.m. Eastern Time, Emerson will host its annual Investor Conference. Emerson senior management will discuss strategy and the longer-term outlook for the company. Participants can access a live webcast available at www.emerson.com/financial at the time of the webcast. A replay of the webcast will remain available for 90 days. Additionally, webcast slides will be available on the website.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K and furnished in Exhibit 99.1 that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impact of the COVID-19 pandemic as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	February 16, 2021	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary